Transaction

Date:	31 March 2008

To:
Wells Fargo Bank, National Association,
not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through
Certificates, Series 2008-1
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager-SARM 2008-1

From:	Lehman Brothers Special Financing Inc. Mandy Lee - Confirmations Group Facsimile: 646-885-9551 (United States of America) Telephone: 646-333-9534

Ref. Numbers:	RiskID: 1866563L/Effort ID: N1995368/Global Deal ID: 3736902

SUBJECT:	Swap Transaction

Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms of the interest rate transaction (the "Transaction"), between Lehman Brothers Special Financing Inc. ("Party A") and Wells Fargo Bank, N.A., not in its individual capacity, but solely in its capacity as trustee (the "Trustee") of the Supplemental Interest Trust for Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2008-1 a trust (the "Trust" or "Party B") formed under the trust agreement (the "Trust Agreement") dated as of March 1, 2008, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC as master servicer and Wells Fargo Bank, N.A., solely in its capacity as trustee, which is governed by the laws of the State of New York. This communication constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 31 March 2008, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction." Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement dated as of March 28, 2008 among Lehman Brothers Holding Inc., as sponsor and seller, Aurora Loan Services LLC, as master servicer, Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, as issuing entity and Structured Asset Securities Corporation, as depositor (the "Prospectus Supplement").

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	26 March 2008

Effective Date:	25 September 2012

Termination Date:
The earlier of (i) the Distribution Date on which the Principal Amount of the Class Al Certificates is reduced to zero and (ii) 25 October 2037, subject to adjustment in accordance with the Following Business Day Convention.

Notional Amount:	For each Calculation Period, the Principal Balance of the Reference Asset on five (5) Business Days prior to the Period End Date of such Calculation Period.

Reference Asset:	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2008-1, Class Al (CUSIP: 86358D AA6).

Principal Balance:
As reported on Bloomberg Financial Services, Inc. ("Bloomberg") for the Class Al Certificates from the Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2008-1, by entering Cusip 86358D AA6, <Mtge>, type "pdi4", <Go>. If Bloomberg fails to publish the Principal Balance of the Reference Asset, the Principal Balance of the Reference Asset shall be provided by the Trustee to the Calculation Agent pursuant to the Trust Agreement.

Floating Amounts I:

Floating Amount I Payer:	Party A

Floating Amount I Payer Period End Dates:	The 25th calendar day of each month, from and including 25 October 2012 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Amount I Payer Period End Date.

Risk ID: 1866563L / Effort ID: N1995368 / Global Deal ID: 3736902

Floating Rate Option:
USD-LIBOR-BBA, provided, however, that, for purposes of this Confirmation, the definitions of "USD-LIBOR-BBA" and "USD-LIBOR Reference Banks" in the Definitions are hereby amended by deleting all references in such definitions to "two London Banking Days" and inserting "two New York and London Banking Days" in lieu thereof.

Designated Maturity:	1 month

Spread:	Plus 1.75%

Floating Rate Day Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period

Floating Amounts II:

Floating Amount II Payer:	Party B

Floating Amount II Payer Period End Dates:	The 25th calendar day of each month, from and including 25 October 2012 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Amount II Payer Period End Date.

Floating Rate:	Net WAC

Floating Rate Day Count Fraction:	30/360

Business Days:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office (as defined in the Trust Agreement) of Party B is located or (2) the States of New York, Colorado, Maryland or Minnesota are closed.

Miscellaneous:

Calculation Agent:	Party A

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

Risk ID: 1866563L / Effort ID: N1995368 / Global Deal ID: 3736902

Account Payment Details:

Account for Payment to
Party A in USD:	JPMorgan Chase Bank, New York ABA # 021000021 A/C of Lehman Brothers Special Financing Inc. A/C# 066-143543

Account for Payment to
Party B in USD:	Wells Fargo Bank, N.A. ABA # 121000248 Account Name: Wells Fargo Bank Corporate Clearing Trust Acct: 3970771416 FFC: 53196401 Ref: SARM 2008-1 // Interest Rate Swap Account

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Wells Fargo Bank, N.A., not in its
individual capacity, but solely as Trustee of the Supplemental Interest Trust for Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2008-1

Anatoly Kozlov
By: Lehman Brothers Special Financing Inc. Name: /s/ Anatoly Kozlov Title:	By: Name: Title:

Risk ID:1866563L / Effort ID: N1995368 / Global Deal ID: 3736902